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                                 Exhibit 10 D
                                 ------------

             Seventh Amendment to Deferred Compensation Agreement
                            with H. Furlong Baldwin
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                                                                    Exhibit 10 D

                             SEVENTH AMENDMENT TO
                        DEFERRED COMPENSATION AGREEMENT

     THIS SEVENTH AMENDMENT TO DEFERRED COMPENSATION AGREEMENT is effective as of February 22, 2001, by and between MERCANTILE-SAFE DEPOSIT & TRUST COMPANY (the "Corporation") and H. FURLONG BALDWIN (the "Employee").

     WHEREAS, Corporation and Employee entered into a Deferred Compensation Agreement dated September 30, 1982, and a First Amendment thereto dated October 24, 1983, and a Second Amendment thereto dated March 13, 1984, and a Third Amendment thereto dated January 1, 1987, and a Fourth Amendment thereto dated December 8, 1987, and a Fifth Amendment thereto dated January 1, 1989, and a Sixth Amendment thereto dated February 1, 1999 (the "Agreement"); and

     WHEREAS, the Agreement specifies in part that Employee is entitled to certain supplemental retirement benefits upon the termination of his employment; and

     WHEREAS, it is contemplated that Employee's employment will terminate on or about March 1, 2001; and

     WHEREAS, Corporation desires Employee to continue to provide services to Corporation in a consulting capacity and Employee has agreed to render such services; and

     WHEREAS, Employee has entered into a consulting agreement with Corporation and Mercantile Bankshares Corporation commencing on March 1, 2001 and ending on February 29, 2004; and

     WHEREAS, Employee and Corporation desire to have certain of Employee's supplemental retirement benefits commence at the termination of his consulting agreement and to adjust the amount of such payments.

     NOW, THEREFORE, in order to carry out the purposes of the Agreement, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, Corporation and Employee hereby agree as follows:

                                 FIRST CHANGE
                                 ------------

     Section 5 shall be deleted in its entirety and the following substituted in lieu thereof:

          "5. Normal Benefit. If Employee remains in Corporation's active employ until Employee attains age sixty (60), Employee shall be entitled to receive, commencing on the date described below, an annual benefit until the later of (i)
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     Employee's death, or (ii) the expiration of the minimum term set forth below in this Section 5. This benefit is expressed on an annual basis but shall be payable monthly. The amount of the benefit and the minimum term are as follows:

               Annual Benefit                Minimum Term
               --------------                ------------

               $242,000                      15 years

     Monthly payment of this benefit shall commence on March 1, 2004. Notwithstanding the foregoing, in the event that Employee continues to perform services for Corporation after March 1, 2004 as a member of the board of directors of or as a consultant to the Corporation or Mercantile Bankshares Corporation, then Corporation, in its sole and absolute discretion, may elect to defer commencement of Employee's benefit under this Section 5 for a period of up to two (2) additional years."

                                 SECOND CHANGE
                                 -------------

     The caption and the first sentence of Section 7 shall be deleted in their entireties and the following substituted in lieu thereof:

          "7.  Death Prior to Commencement of Benefit. If Employee shall die
               --------------------------------------
     prior to March 1, 2004 (or prior to such later date in the event Corporation determines to defer the commencement of his benefits hereunder, as provided in Section 5), Corporation shall provide his beneficiary (as determined under Section 11 hereof) with monthly payments for a period of fifteen (15) years from the date of Employee's death, according to the following schedule:

          Date of Death                      Annual Benefit
          -------------                      --------------

          3/1/01 - 2/28/02                   $ 178,500
          3/1/02 - 2/28/03                     201,215
          3/1/03 - 2/29/04                     227,496
          3/1/04 - 2/28/06                     242,000"

                                 THIRD CHANGE
                                 ------------

     The caption of Section 10 shall be deleted in its entirety and the following substituted in lieu thereof:

                  "10. Death After Commencement of Benefit."
                       -----------------------------------

     In all other respects, the provisions of the Agreement, as heretofore amended, remain unchanged and in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment to the Agreement as of the day and year first above written.

ATTEST:                                 MERCANTILE-SAFE DEPOSIT
                                        AND TRUST COMPANY


/s/ Alan D. Yarbro                      By:/s/ J. Marshall Reid
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                                           J. Marshall Reid, President

WITNESS:

/s/ Alan D. Yarbro                         /s/ H. Furlong Baldwin
--------------------------              --------------------------
                                           H. Furlong Baldwin

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